INVENTORY - Summary of Inventories (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Inventory, Net [Abstract]
Raw materials	$ 1,976	$ 837
Work in process	1,250	264
Finished goods	118	804
Total	$ 3,344	$ 1,905